UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of Registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31,

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2014

LEGG MASON BW

ALTERNATIVE

CREDIT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s objective is to provide positive returns independent of market cycles through a high level of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Legg Mason BW Alternative Credit Fund for the period since the Fund’s inception on November 29, 2013 through April 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

II	Legg Mason BW Alternative Credit Fund

Investment commentary

This Investment Commentary covers the Fund’s initial reporting period (the Fund’s inception on November 29, 2013 through April 30, 2014).

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the period from the Fund’s inception on November 29, 2013 through April 30, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s second reading for first quarter 2014 GDP growth, released after the reporting period ended, was -1.0%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, nonresidential fixed investment, state and local government spending, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment then declined to 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Unemployment then fell to 6.3% in April, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in April 2014, matching its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.3% of the 9.8 million Americans looking for work in April 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. This marked the first month-over-month sales increase in 2014. The NAR reported that the median existing-home price for all housing types was $201,700 in April 2014, up 5.2% from April 2013. The inventory of homes available for sale in April 2014 was 16.8% higher than the previous month at a 5.9 month supply at the current sales pace and 6.5% higher than in April 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all of the months of the reporting period. It peaked in November 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an

Legg Mason BW Alternative Credit Fund	III

Investment commentary (cont’d)

expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February, 53.7 in March and 54.9 in April 2014. During April 2014, seventeen of the eighteen industries within the PMI expanded, versus fourteen expanding in March 2014.

Growth outside the U.S. generally improved in developed countries. In its April 2014 World Economic Outlook Update, the International Monetary Fund (“IMF”) stated that “Global activity has broadly strength ened and is expected to improve further in 2014–15, with much of the impetus coming from advanced economies.” From a regional perspective, the IMF anticipates 2014 growth will be 1.2% in the Eurozone, versus -0.5% in 2013. Economic activity in Japan is expected to be relatively stable, with growth of 1.4% in 2014, compared to 1.5% in 2013. After moderating in 2013, the IMF projects that overall growth in emerging market countries will improve somewhat in 2014, with growth of 4.9% versus 4.7% in 2013. For example, GDP growth in India is projected to move from 4.4% in 2013 to 5.4% in 2014. However, the IMF now projects that growth in China will dip from 7.7% in 2013 to 7.5% in 2014.

IV	Legg Mason BW Alternative Credit Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion per month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion per month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion per month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. While it has since held rates steady, at a press conference following its meeting on May 8, 2014, after the reporting period ended, ECB President Mario Draghi indicated that they may soon take further actions, saying “The Governing Council is comfortable with acting next time, but before we want to see the staff projections that will come out in early June.” In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In January 2013, the Bank of Japan announced that it would raise its

Legg Mason BW Alternative Credit Fund	V

Investment commentary (cont’d)

target for annual inflation from 1% to 2%, and the Japanese government introduced a ¥10.3 trillion ($116 billion) stimulus package to support its economy. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

Q. Did Treasury yields trend higher or lower during the reporting period?

A. Short-term Treasury yields moved higher, whereas long-term yields modestly declined during the reporting period. When the period began, the yield on the two-year Treasury was 0.28%, equaling its low for the period. The yield on the two-year Treasury was as high as 0.47% in March and April 2014, before ending the period at 0.42%. The yield on the ten-year Treasury began the period at 2.75%. It fell as low as 2.60% on March 3, 2014 and peaked at 3.04% on December 31, 2013. The yield on the ten-year Treasury ended the reporting period at 2.67%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While the market was volatile at times, the spread sectors generated positive results during the reporting period. After generally weakening in November and December 2013, the spread sectors largely rallied in January and February 2014, as investor demand was solid overall. The majority of spread sectors then modestly declined in March as interest rates moved higher. However, the reporting period ended on a positive note as the spread sectors generated positive results in April. The overall bond market, as measured by the Barclays U.S. Aggregate Indexvi, gained 2.12% during the reporting period.

Q. How did the high-yield bond market perform over the reporting period?

A. The U.S. high-yield bond market was among the best performing spread sectors during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during all of the months covered by the reporting period. Supporting the high yield market was generally solid investor demand and low defaults. All told, the high-yield bond market gained 4.19% for the reporting period.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class was volatile but generated solid results overall during the reporting period. The asset class declined in November 2013, as interest rates moved higher. After a brief rally in December, the asset class again weakened in January 2014, given renewed concerns about China’s economy and depreciating emerging market currencies. However, the asset class rallied sharply in February, March and April 2014 as investor demand resumed. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii gained 5.71% during the reporting period.

VI	Legg Mason BW Alternative Credit Fund

Performance review

For the period since inception on November 29, 2013 through April 30, 2014, Class IS shares of Legg Mason BW Alternative Credit Fund returned 7.24%. The Fund’s unmanaged benchmarks, the Citigroup 3-Month U.S. Treasury Bill Indexix and the Barclays Global High Yield Indexx returned 0.02% and 4.97%, respectively, for the same period. The Lipper Alternative Credit Focus Funds Category Average1 returned 2.20% over the same time frame.

Performance Snapshot as of April 30, 2014 (unaudited)
(excluding sales charges)	Since Fund Inception*
Legg Mason BW Alternative Credit Fund:
Class A	7.11	%†
Class C	6.88	%†
Class FI	7.09	%†
Class I	7.20	%†
Class IS	7.24	%‡
Citigroup 3-Month U.S. Treasury Bill Index	0.02%
Barclays Global High Yield Index	4.97%
Lipper Alternative Credit Focus Funds Category Average[1]	2.20%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected the performance quoted would have been lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Results for longer periods will differ in some cases, substantially.

The Fund is the successor to an institutional account (the “Predecessor”). On November 29, 2013, the Predecessor transferred its assets to the Fund in exchange for the Fund’s Class IS shares.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yield for the period ended April 30, 2014 for Class A, Class C, Class FI, Class I and Class IS shares was 1.70%, 0.74%, 1.41%, 1.79% and 1.78%. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class I and Class IS shares would have been 1.02%, 0.08%, 0.87%, 1.25% and 1.32%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

* The Fund’s inception date is November 29, 2013.

† The inception date for Class A, Class C, Class FI and Class I shares was December 2, 2013.

‡ The inception date for Class IS shares was November 29, 2013.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the five-month period ended April 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 147 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Alternative Credit Fund	VII

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 27, 2013, the gross total annual operating expense ratio for Class A, Class C, Class FI, Class I and Class IS shares was 2.33%, 3.08%, 2.33%, 2.03% and 1.93%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.65% for Class A shares, 2.40% for Class C shares, 1.65% for Class FI shares, 1.35% for Class I shares and 1.25% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. High-yield bonds possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Equity securities are subject to price fluctuation and possible loss of principal. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and possibility of loss. The Fund is non-diversified and may invest its assets in a limited number of issuers or strategies. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. Please see the Fund’s prospectus

VIII	Legg Mason BW Alternative Credit Fund

for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

[x]

The Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

Legg Mason BW Alternative Credit Fund	IX

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2014 and does not include derivatives such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2013 and held for the six months ended April 30, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return							Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[7]
Class A3	7.11%	$1,000.00	$1,071.10	1.23%	$5.20	[4]	Class A	5.00%	$1,000.00	$1,018.70	1.23%	$6.16
Class C3	6.88	1,000.00	1,068.80	2.20	9.29	[4]	Class C	5.00	1,000.00	1,013.88	2.20	10.99
Class FI3	7.09	1,000.00	1,070.90	1.58	6.68	[4]	Class FI	5.00	1,000.00	1,016.96	1.58	7.90
Class I3	7.20	1,000.00	1,072.00	1.28	5.41	[4]	Class I	5.00	1,000.00	1,018.45	1.28	6.41
Class IS5	7.24	1,000.00	1,072.40	1.25	5.32	[6]	Class IS	5.00	1,000.00	1,018.60	1.25	6.26

[1]	For the six months ended April 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements.

2	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	For the period December 2, 2013 (inception date) to April 30, 2014.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent period (149), then divided by 365.

[5]	For the period November 29, 2013 (inception date) to April 30, 2014.

[6]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent period (150), then divided by 365.

[7]

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2014

Legg Mason BW Alternative Credit Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations — 92.2%
Bankinter Fondo de Titulizacion de Activos, 2013 A2	0.477%	7/17/49	2,006,199	EUR	$2,568,200	(a)(b)
Bayview Commercial Asset Trust, 2006-1A A2	0.512%	4/25/36	3,268,796		2,847,164	(a)(b)
Citigroup Commercial Mortgage Trust, 2007-C6 AJ	5.710%	12/10/49	3,350,000		3,228,636	(b)
Countrywide Home Loans, 2004-9 M	5.250%	6/25/34	2,940,855		2,555,333
GCCFC Commercial Mortgage Trust, 2007-GG9 AJ	5.505%	3/10/39	5,000,000		4,300,955	(b)
Grifonas Finance PLC, 2001 A	0.667%	8/28/39	2,510,608	EUR	2,863,058	(a)(b)
IM Pastor Fondo de Titulizacion de Activos, 2004 A	0.453%	3/22/44	2,559,600	EUR	2,947,223	(a)(b)
LB Commercial Conduit Mortgage Trust, 2007-C3 C	6.080%	7/15/44	2,040,000		1,924,597	(b)
LB-UBS Commercial Mortgage Trust, 2005-C5 G	5.350%	9/15/40	2,465,000		2,466,390	(a)(b)
LB-UBS Commercial Mortgage Trust, 2005-C7 F	5.350%	11/15/40	4,980,000		4,843,956	(b)
Magellan Mortgages PLC, 2002 B	1.427%	7/18/36	2,180,000	EUR	2,797,838	(a)(b)
Newgate Funding PLC, 2007-2X CB	0.743%	12/15/50	3,000,000	EUR	3,203,250	(a)(b)
Residential Accredit Loans Inc., 2005-QS9 A6	5.500%	6/25/35	2,439,445		2,297,008
RMAC Securities PLC, 2006-NS1X B1C	1.187%	6/12/44	1,693,488	EUR	2,026,792	(a)(b)
RMAC Securities PLC, 2007-NS1X M2C	0.777%	6/12/44	1,760,000	EUR	2,044,831	(a)(b)
Rural Hipotecario Fondo De Titulizacion Hipotec, 2009 A2	0.428%	2/17/50	1,627,928	EUR	2,123,354	(a)(b)
Structured Agency Credit Risk Debt Notes, 2014-DN1 M3	4.652%	2/25/24	2,000,000		2,209,216	(b)
Structured Agency Credit Risk Debt Notes, 2014-DN2 M3	3.752%	4/25/24	2,550,000		2,628,877	(b)
TDA CAM Fondo de Titulizacion de Activos, 2001 B	0.863%	9/22/32	2,000,000	EUR	2,425,486	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2002 B	1.037%	10/26/32	3,600,000	EUR	4,319,062	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2003 B	1.037%	4/26/33	1,500,000	EUR	1,827,537	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2008 A	0.418%	2/26/49	2,110,981	EUR	2,584,638	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2009 A2	0.527%	4/28/50	2,727,210	EUR	3,301,548	(a)(b)
TDA CAM Fondo de Titulizacion de Activos, 2009 A3	0.537%	4/28/50	1,078,425	EUR	1,306,408	(a)(b)
TDA Fondo de Titulizacion de Activos, 2024-A1	0.443%	6/22/40	2,767,355	EUR	3,540,388	(a)(b)
TDA Fondo de Titulizacion de Activos, 2027-A2	0.465%	12/28/50	1,661,486	EUR	2,132,405	(a)(b)
Total Collateralized Mortgage Obligations (Cost — $69,810,286)					71,314,150
Corporate Bond & Notes — 0.6%
Energy — 0.6%
Oil, Gas & Consumable Fuels — 0.6%
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp., Senior Notes (Cost — $500,000)	6.500%	4/1/19	500,000		488,750	(a)
Total Investments before Short-Term Investments (Cost — $70,310,286)					71,802,900
Short-Term Investments — 8.9%
State Street Institutional Liquid Reserves Fund (Cost — $6,910,595)	0.077%		6,910,595		6,910,595
Total Investments — 101.7% (Cost — $77,220,881#)					78,713,495
Liabilities in Excess of Other Assets — (1.7)%					(1,312,383)
Total Net Assets — 100.0%					$77,401,112

See Notes to Financial Statements.

4	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

Legg Mason BW Alternative Credit Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
EUR	— Euro

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	5

Statement of assets and liabilities (unaudited)

April 30, 2014

Assets:
Investments, at value (Cost — $77,220,881)	$78,713,495
Foreign currency, at value (Cost — $255,821)	256,043
Cash	72
Receivable for securities sold	3,485,301
Receivable for Fund shares sold	764,826
Deferred offering cost	134,841
Interest receivable	115,379
Unrealized appreciation on forward foreign currency contracts	15,844
Prepaid expenses	9,114
Total Assets	83,494,915

Liabilities:
Payable for securities purchased	5,546,850
Unrealized depreciation on forward foreign currency contracts	434,020
Investment management fee payable	36,660
Payable for Fund shares repurchased	31,821
Distributions payable	2,038
Service and/or distribution fees payable	1,768
Accrued expenses	40,646
Total Liabilities	6,093,803
Total Net Assets	$77,401,112

Net Assets:
Par value (Note 7)	$73
Paid-in capital in excess of par value	73,700,283
Undistributed net investment income	78,883
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	2,547,054
Net unrealized appreciation on investments and foreign currencies	1,074,819
Total Net Assets	$77,401,112

Shares Outstanding:
Class A	907,677
Class C	10,754
Class FI	1,009
Class I	1,403,577
Class IS	4,970,240

Net Asset Value:
Class A (and redemption price)	$10.61
Class C*	$10.62
Class FI (and redemption price)	$10.61
Class I (and redemption price)	$10.61
Class IS (and redemption price)	$10.61
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.08

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

6	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Period Ended April 30, 2014†

Investment Income:
Interest	$953,191
Less: Foreign taxes withheld	(185)
Total Investment Income	953,006

Expenses:
Investment management fee (Note 2)	264,047
Offering costs (Note 1)	106,589
Organization expenses (Note 1)	27,876
Audit and tax	15,014
Shareholder reports	11,127
Legal fees	10,016
Fund accounting fees	8,769
Custody fees	5,861
Transfer agent fees (Note 5)	2,764
Service and/or distribution fees (Notes 2 and 5)	2,541
Trustees’ fees	1,682
Registration fees	1,626
Miscellaneous expenses	2,310
Total Expenses	460,222
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(172,896)
Net Expenses	287,326
Net Investment Income	665,680

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,437,426
Futures contracts	(4,884)
Swap contracts	14,903
Foreign currency transactions	99,609
Net Realized Gain	2,547,054
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	1,235,799
Foreign currencies	(417,795)
Change in Net Unrealized Appreciation (Depreciation)	818,004
Net Gain on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	3,365,058
Increase in Net Assets from Operations	$4,030,738

†	For the period November 29, 2013 (inception date) to April 30, 2014.

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	7

Statement of changes in net assets

For the Period Ended April 30,	2014†

Operations:
Net investment income	$665,680
Net realized gain	2,547,054
Change in net unrealized appreciation (depreciation)	818,004
Increase in Net Assets From Operations	4,030,738

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(586,797)
Decrease in Net Assets From Distributions to Shareholders	(586,797)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	36,154,476
In-kind capital contribution (Note 8)	37,308,613
Reinvestment of distributions	574,090
Cost of shares repurchased	(80,008)
Increase in Net Assets From Fund Share Transactions	73,957,171
Increase in Net Assets	77,401,112

Net Assets:
Beginning of period	—
End of period*	$77,401,112
*Includesundistributed net investment income of:	$78,883

†	For the period November 29, 2013 (inception date) to April 30, 2014.

See Notes to Financial Statements.

8	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.09
Net realized and unrealized gain	0.62
Total income from operations	0.71

Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)

Net asset value, end of period	$10.61
Total return[3]	7.11%

Net assets, end of period (000s)	$9,630

Ratios to average net assets:
Gross expenses[4]	1.99%
Net expenses[4,5,6,7]	1.23
Net investment income[4]	2.18

Portfolio turnover rate[8]	223%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to April 30, 2014 (unaudited).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excludes the value of portfolio securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	9

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.08
Net realized and unrealized gain	0.61
Total income from operations	0.69

Less distributions from:
Net investment income	(0.07)
Total distributions	(0.07)

Net asset value, end of period	$10.62
Total return[3]	6.88%

Net assets, end of period (000s)	$114

Ratios to average net assets:
Gross expenses[4]	2.96%
Net expenses[4,5,6,7]	2.20
Net investment income[4]	1.90

Portfolio turnover rate[8]	223%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to April 30, 2014 (unaudited).

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excludes the value of portfolio securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

10	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.11
Net realized and unrealized gain	0.60
Total income from operations	0.71

Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)

Net asset value, end of period	$10.61
Total return[3]	7.09%

Net assets, end of period (000s)	$11

Ratios to average net assets:
Gross expenses[4]	2.35%
Net expenses[4,5,6,7]	1.58
Net investment income[4]	2.63

Portfolio turnover rate[8]	223%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to April 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excludes the value of portfolio securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	11

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.11
Net realized and unrealized gain	0.61
Total income from operations	0.72

Less distributions from:
Net investment income	(0.11)
Total distributions	(0.11)

Net asset value, end of period	$10.61
Total return[3]	7.20%

Net assets, end of period (000s)	$14,889

Ratios to average net assets:
Gross expenses[4]	1.84%
Net expenses[4,5,6,7]	1.28
Net investment income[4]	2.61

Portfolio turnover rate[8]	223%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period December 2, 2013 (inception date) to April 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excludes the value of portfolio securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

12	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2014[2]

Net asset value, beginning of period	$10.00

Income from operations:
Net investment income	0.12
Net realized and unrealized gain	0.60
Total income from operations	0.72

Less distributions from:
Net investment income	(0.11)
Total distributions	(0.11)

Net asset value, end of period	$10.61
Total return[3]	7.24%

Net assets, end of period (000s)	$52,757

Ratios to average net assets:
Gross expenses[4]	2.02%
Net expenses[4,5,6,7]	1.25
Net investment income[4]	2.96

Portfolio turnover rate[8]	223%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 29, 2013 (inception date) to April 30, 2014 (unaudited).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Excludes the value of portfolio securities received as a result of a contribution in-kind.

See Notes to Financial Statements.

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Legg Mason BW Alternative Credit Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

14	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Collateralized mortgage obligations	—	$71,314,150	—	$71,314,150
Corporate bond & notes	—	488,750	—	488,750
Total long-term investments	—	$71,802,900	—	$71,802,900
Short-term investments†	$6,910,595	—	—	6,910,595
Total investments	$6,910,595	$71,802,900	—	$78,713,495
Other financial instruments:
Forward foreign currency contracts	—	$15,844	—	$15,844
Total	$6,910,595	$71,818,744	—	$78,729,339

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$434,020	—	$434,020

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in

16	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ““initial margin’’ and subsequent payments (““variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge exposure of bond positions or in an attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement.

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended April 30, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

18	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Credit and market risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of

20	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $434,020. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

(k) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(o) Organization and offering costs. Organization costs of $27,876, which have been incurred through April 30, 2014, were expensed by the Fund. Offering expenses of $241,430, which have been incurred through April 30, 2014, have been deferred and will be amortized to expense over the first twelve months of operations on a straight-line basis. As of April 30, 2014, the remaining deferred offering expenses were $134,841.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

22	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses, and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares is not expected to exceed 1.65%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the period ended April 30, 2014, fees waived and/or expenses reimbursed amounted to $172,896.

The investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at April 30, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires October 31, 2017	$7,478	$50	$33	$8,957	$156,378
Total fee waivers/expense reimbursements subject to recapture	$7,478	$50	$33	$8,957	$156,378

During the period ended April 30, 2014, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the period ended April 30, 2014, LMIS and its affiliates received sales charges of $15 on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the period ended April 30, 2014.

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$160,936,756	*
Sales	125,642,250

*	Excludes the value of portfolio securities received as a result of a contribution in-kind, totaling $32,944,732.

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,538,285
Gross unrealized depreciation	(45,671)
Net unrealized appreciation	$1,492,614

At April 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	HSBC Bank USA, N.A.	360,000	$499,443	5/7/14	$6,244
Euro	JPMorgan Chase & Co.	430,000	596,557	5/7/14	(1,002)
Euro	UBS AG	1,820,000	2,524,964	5/7/14	(6,552)
					(1,310)
Contracts to Sell:
Euro	Barclays Bank PLC	130,000	180,355	5/7/14	(2,047)
Euro	Barclays Bank PLC	3,060,000	4,245,269	5/7/14	(16,542)
Euro	Citibank N.A.	8,530,000	11,834,035	5/7/14	(310,005)
Euro	Citibank N.A.	2,680,000	3,718,079	5/7/14	9,600
Euro	Citibank N.A.	190,000	263,595	5/7/14	(1,529)
Euro	Citibank N.A.	2,020,000	2,802,433	5/7/14	(11,972)
Euro	JPMorgan Chase & Co.	2,135,000	2,961,977	5/7/14	(9,915)
Euro	JPMorgan Chase & Co.	4,330,000	6,007,195	5/7/14	(14,501)
Euro	JPMorgan Chase & Co.	2,055,000	2,850,990	5/7/14	(15,910)
Euro	JPMorgan Chase & Co.	2,280,000	3,163,142	5/7/14	(5,107)
Euro	UBS AG	1,820,000	2,524,964	5/7/14	(29,642)
Euro	UBS AG	1,450,000	2,011,512	6/5/14	(5,667)
Euro	JPMorgan Chase & Co.	1,530,000	2,122,243	8/7/14	(3,629)
					(416,866)
Net unrealized loss on open forward foreign currency contracts					$(418,176)

24	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2014.

ASSET DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$15,844

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$434,020

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following table provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended April 30, 2014. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$(4,884)	—	—	$(4,884)
Swap contracts	—	—	$14,903	14,903
Forward foreign currency contracts[1]	—	$104,480	—	104,480
Total	$(4,884)	$104,480	$14,903	$114,499

[1]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts[1]	$(418,176)

[1]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the period ended April 30, 2014, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)†	$892,425
Forward foreign currency contracts (to buy)	1,225,621
Forward foreign currency contracts (to sell)	19,466,291

Average notional balance
Credit default swap contracts (to buy protection)†	$355,000

†	At April 30, 2014, there were no open positions held in this derivative.

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at April 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$15,844	—	$15,844

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$434,020	–	$434,020

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. Service and distribution fees are accrued daily and paid monthly.

For the period ended April 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A†	$2,464	$40
Class C†	66	11
Class FI†	11	10
Class I†	—	918
Class IS‡	—	1,785
Total	$2,541	$2,764

†	For the period December 2, 2013 (inception date) to April 30, 2014 (unaudited).

‡	For the period November 29, 2013 (inception date) to April 30, 2014 (unaudited).

For the period ended April 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A†	$7,478
Class C†	50
Class FI†	33
Class I†	8,957
Class IS‡	156,378
Total	$172,896

†	For the period December 2, 2013 (inception date) to April 30, 2014 (unaudited).
‡For	the period November 29, 2013 (inception date) to April 30, 2014 (unaudited).

26	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

6. Distributions to shareholders by class

Period Ended April 30, 2014
Net Investment Income:
Class A†	$19,545
Class C†	89
Class FI†	97
Class I†	36,283
Class IS‡	530,783
Total	$586,797

†	For the period December 2, 2013 (inception date) to April 30, 2014 (unaudited).

‡	For the period November 29, 2013 (inception date) to April 30, 2014 (unaudited).

7. Capital shares

At April 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Period Ended April 30, 2014
	Shares	Amount
Class A†
Shares sold	909,095	$9,461,583
Shares issued on reinvestment	1,849	19,541
Shares repurchased	(3,267)	(34,458)
Net increase	907,677	$9,446,666
Class C†
Shares sold	10,745	$113,000
Shares issued on reinvestment	9	89
Net increase	10,754	$113,089
Class FI†
Shares sold	1,000	$10,000
Shares issued on reinvestment	9	96
Net increase	1,009	$10,096
Class I†
Shares sold	1,404,426	$14,628,396
Shares issued on reinvestment	3,473	36,274
Shares repurchased	(4,322)	(45,550)
Net increase	1,403,577	$14,619,120

Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

	Period Ended April 30, 2014
	Shares	Amount
Class IS‡
Shares sold	1,189,111	$11,941,497
Shares issued on reinvestment	50,268	518,090
In-kind capital contribution	3,730,861	37,308,613
Net increase	4,970,240	$49,768,200

†	For the period December 2, 2013 (inception date) to April 30, 2014 (unaudited).

‡	For the period November 29, 2013 (inception date) to April 30, 2014 (unaudited).

8. In-kind transfer of securities

On November 29, 2013, the Fund’s Class IS shares received a contribution in-kind of investment securities, cash and other receivables in the amount of $37,308,613. The securities contributed in-kind had net unrealized depreciation of $(256,815). This contribution was determined to be tax-free under the Internal Revenue Code Section 351 and no gain or loss was realized.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

28	Legg Mason BW Alternative Credit Fund 2014 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At its November 2013 meeting, the Fund’s Board of Trustees (the “Board”) approved the investment management agreement (the “Management Agreement”) with Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the subadvisory agreement (the “Subadvisory Agreement”) with Brandywine Global Investment Management, LLC (the “Subadviser”). (The Management and Subadvisory Agreements are collectively referred to as the “Agreements.”) The Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), met with the assistance of their independent legal counsel, to review and evaluate the materials provided by the Manager and the Subadviser to assist the Board, and in particular the Independent Trustees, in considering the Management and Subadvisory Agreements, respectively.

In voting to approve the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve the Agreements.

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Manager and the Subadviser, under the Management and Subadvisory Agreements, respectively. The Board also considered the supervisory activities to be provided by the Manager over the Subadviser. In addition, the Board received and considered other information regarding the administrative and other services to be rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds in the Legg Mason fund complex, including the Manager’s role in coordinating the activities of the Subadviser and the Fund’s other service providers. The Board’s evaluation of the services to be provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser and the quality of the Manager’s administrative and other services.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel that would be serving the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available through the Manager’s parent organization, Legg Mason, Inc.

Legg Mason BW Alternative Credit Fund	29

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight to be provided by the Manager. The Board also considered the Subadviser’s brokerage policies and practices, including the standards applied in seeking best execution, the policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

The Board received and reviewed historical performance results of another account managed by the Subadviser under the same investment strategy it would use to manage the Fund (the “Other Account”). The Board noted that, although the Other Account (gross of fees of the Other Account) underperformed the Barclays Global High Yield Index for the one- and two-year periods ended September 30, 2013, the Other Account outperformed the Citigroup 3-Month U.S. Treasury Bill Index for the year-to-date, one-year, two-year and three-year periods ended September 30, 2013 and outperformed the Barclays Global High Yield Index for the year-to-date and three-year periods ended September 30, 2013.

The Board reviewed and considered, the proposed contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services to be provided by the Manager and the Subadviser, respectively. The Board noted that the Manager, and not the Fund, pays the Subadviser. The Board also noted that the Manager would waive fees and reimburse expenses to the extent necessary to maintain specified expense levels until December 31, 2015 unless the Board consents to an earlier termination.

With respect to profitability, the Board noted the start-up status of the Fund.

Given the expected asset size of the Fund during the term of the Agreements, the Board noted that although there are no breakpoints included in the Contractual Management Fee, any anticipated economies of scale were appropriately reflected in the Contractual Management Fee.

The Board considered other benefits expected to be received by the Manager and its affiliates, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the structure of the fees, as well as the nature, extent and quality of the services expected to be provided, the Manager’s commitment to the Fund and the ancillary benefits expected to be received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the approval of each Agreement is in the best interest of the Fund.

30	Legg Mason BW Alternative Credit Fund

Legg Mason BW

Alternative Credit Fund

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Alternative Credit Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Alternative Credit Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Alternative Credit Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

©2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

BWXX016457 6/14 SR14-2232

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99-CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive officer

Date:	June 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 24, 2014